UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 1, 2009
ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32567	74-2966572
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 367-3600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Alon USA Energy, Inc. (the “Company”) adopted Statement of Financial Accounting Standards No. 160, Non-controlling Interests in Consolidated Financial Statements, an Amendment of ARB 51 (“SFAS No. 160”), on January 1, 2009. For consolidated subsidiaries that are less than wholly-owned, the third-party holdings of equity interests are referred to as non-controlling interests, (previously referred to as minority interests). The portion of income attributable to non-controlling interests is presented as non-controlling interest in income of subsidiaries in the consolidated statements of operations and the portion of total equity of such subsidiaries is presented as non-controlling interest in subsidiaries in the consolidated balance sheets. Additionally, SFAS No. 160 requires that comprehensive income be attributed to non-controlling interests.
     The adoption of SFAS No. 160 impacted the presentation and disclosure of non-controlling interests in the Company’s consolidated financial statements. The effect of the adoption of SFAS No. 160 on the consolidated balance sheets as of December 31, 2008 and 2007 is summarized below (dollars in thousands):

	December 31,		December 31,
	2008	Adjustments	2008
	(as
	previously
	reported)		(recast)
Total stockholders’ equity	$431,919	$2,732	$434,651
Non-controlling interest in subsidiaries (1)	—	17,916	17,916
Preferred stock of subsidiary including accumulated dividends (1)	—	84,300	84,300

Total equity	$431,919	$104,948	$536,867

	December 31,		December 31,
	2007	Adjustments	2007
	(as
	previously
	reported)		(recast)
Total stockholders’ equity	$387,767	$435	$388,202
Non-controlling interest in subsidiaries (1)	—	15,720	15,720

Total equity	$387,767	$16,155	$403,922

(1)	Previously reported outside of equity.
     The effect of the adoption of SFAS No. 160 required that certain captions on the consolidated statements of operations be updated to specifically identify income attributable to both non-controlling interest and the Company’s stockholders.
     As a result of the retrospective presentation and disclosure requirements of SFAS No. 160, the Company will reflect the changes in the presentation and disclosure for all periods presented in future periodic reports.
     Revised Item 6 and Item 8 of Part II of the Company’s Annual Report filed on Form 10-K for the year ended December 31, 2008 (“Annual Report”) are being filed as exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The materials filed as Exhibits 99.1 and 99.2 supersede the corresponding portions of the Annual Report. No Items other than those identified above are being revised by this filing. More current information is contained in the Company’s Form 10-Q and other filings with the U.S. Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the Annual Report, the Form 10-Q and other filings made by the Company with the U.S. Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
23.1	Consent of KPMG LLP

99.1	Updated 2008 Annual Report on Form 10-K — Part II, Item 6. Selected Financial Data

99.2	Updated 2008 Annual Report on Form 10-K — Part II, Item 8. Financial Statements and Supplementary Data

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2009	By:	/s/ Shai Even
Shai Even
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
23.1	Consent of KPMG LLP

99.1	Updated 2008 Annual Report on Form 10-K — Part II, Item 6. Selected Financial Data

99.2	Updated 2008 Annual Report on Form 10-K — Part II, Item 8. Financial Statements and Supplementary Data

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